UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2023

INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park
Acton	Massachusetts	01720
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:	(978)	600-7000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2023, Wayde McMillan, the Executive Vice President, Chief Financial Officer and Treasurer of Insulet Corporation (the “Company”) informed the Company of his decision to resign from such position, effective October 20, 2023. Mr. McMillan’s departure is not related to the Company’s financial or operating results or to any disagreements with the Company regarding the Company’s financial, operational, accounting, or reporting policies or practices. Mr. McMillan will join 3M as Chief Financial Officer of its Health Care business.

The Company’s Chief Accounting Officer and Controller, Lauren Budden, 48, will serve as Interim Chief Financial Officer (“CFO”) and Treasurer, effective upon Mr. McMillan’s departure. Ms. Budden has been the Company’s Chief Accounting Officer and Controller since April 2019, and she will continue in these roles while the Company undertakes an executive search process for a permanent CFO. Prior to joining the Company, Ms. Budden served as the Vice President and Chief Accounting Officer at Gulf Oil, beginning in 2016. From 2007 to 2016, Ms. Budden held roles of increasing responsibility at Medtronic plc and Covidien plc (acquired by Medtronic in 2015), including Vice President, Financial Planning and Analysis for Medtronic’s Minimally Invasive Therapies Group, and Vice President, External Reporting at Covidien. Ms. Budden began her career at PricewaterhouseCoopers. She received her Bachelor of Science from Boston College and her Master of Business Administration from the University of Massachusetts, Amherst. Ms. Budden is a Certified Public Accountant.

No family relationships exist between Ms. Budden and any of the Company’s directors or other executive officers. There are no other arrangements between Ms. Budden and any other person pursuant to which Ms. Budden was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Ms. Budden has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
On October 3, 2023, the Company issued a press release announcing the CFO transition (as described in Item 5.02) and also affirming certain previously issued guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibits are filed as part of this report:

No.	Exhibit
99.1	Press release dated October 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION
October 3, 2023	By:	/s/ John W. Kapples
John W. Kapples
Senior Vice President and General Counsel